SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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American Independence Funds Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filling Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIALS - FOR SEC USE ONLY

American Independence Funds Trust

NestEgg Fund (formerly NestEgg 2010 Fund)
NestEgg 2020 Fund
NestEgg 2030 Fund
NestEgg 2040 Fund
NestEgg 2050 Fund

335 Madison Avenue, Mezzanine

New York, NY  10017

(866) 410-2006

www.aifunds.com

February __, 2011

Dear Shareholder:

On behalf of the Board of Trustees of American Independence Funds Trust (the "Trust"), I cordially invite you to attend a Special Meeting of Shareholders of each of the separate investment series listed above (each a “Fund” and collectively, the “NestEgg Target Date Funds”), to be held at 10:00 a.m. (Eastern time) on February 22, 2011, at the Trust’s offices located at 335 Madison Avenue, Mezzanine, New York, NY  10017. The purpose of the meeting is to ask shareholders to consider the following proposals:

  Approval of a new investment Sub-Advisory agreement between American Independence Financial Services, LLC and Boyd Watterson Asset Management, LLC on behalf of each of the NestEgg Target Date Funds;
  Approval of a new investment Sub-Advisory agreement between American Independence Financial Services, LLC and American Yellowstone Advisors, LLC on behalf of each of the NestEgg Target Date Funds; and
  Approval of any other matters as may properly come before the Meeting and any adjournment or postponement thereof.

INCLUDED WITH THIS LETTER ARE A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT AND A PROXY CARD.

Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders’ Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided.

We thank you for your time and for your investment in the American Independence Funds Trust.

Sincerely,

Eric M. Rubin

President

American Independence Funds Trust

1

American Independence Funds Trust

NestEgg Fund (formerly NestEgg 2010 Fund)
NestEgg 2020 Fund
NestEgg 2030 Fund
NestEgg 2040 Fund
NestEgg 2050 Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the American Independence Funds Trust (the “Trust”), a Delaware business trust, will be held at the Trust's offices, located at 335 Madison Avenue, Mezzanine, New York, NY  10017, on February 22, 2011 at 10:00 a.m. (Eastern time) for the following purposes:

1.       To approve a new investment sub-advisory agreement between American Independence Financial Services, LLC and Boyd Watterson Asset Management, LLC on behalf of the NestEgg Fund, NestEgg 2020 Fund, NestEgg 2030 Fund, NestEgg 2040 Fund and NestEgg 2050 Fund (herein referred to as the “NestEgg Target Date Funds”);

2.       To approve a new investment sub-advisory agreement between American Independence Financial Services, LLC and American Yellowstone Advisors, LLC on behalf of each of the NestEgg Target Date Funds; and

3.       To transact such other business as may properly come before the Meeting, or any adjournments thereto.

After careful consideration, the Board of Trustees of the Trust, including all of the Independent Trustees, unanimously approved each of the proposals listed above and recommended that shareholders vote “FOR” each proposal. The matters referred to above are discussed in detail in the proxy statement attached to this Notice. The Board of Trustees has fixed the close of business on January 20, 2011 as the record date for determining shareholders entitled to notice of and to vote at the Meeting.  Each share of the NestEgg Target Date Funds is entitled to one vote with respect to each proposal, with fractional votes for fractional shares.

Eric M. Rubin

President

American Independence Funds Trust

Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have submitted a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

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American Independence Funds Trust

PROXY STATEMENT

FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 22, 2011

INTRODUCTION

This proxy statement is solicited by the Board of Trustees (the "Board") of American Independence Funds Trust (the "Trust") with respect to the NestEgg Fund, NestEgg 2020 Fund, NestEgg 2030 Fund, NestEgg 2040 Fund and NestEgg 2050 Fund (each a “Fund” and collectively, the “Funds”) for voting at the special meeting of shareholders of the Trust to be held at 10:00 a.m. (Eastern time) on February 22, 2011, at the Trust's offices at 335 Madison Avenue, Mezzanine, New York, NY  10017, and at any and all adjournments thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The Trust will furnish, without charge, a copy of the Funds’ most recent annual and semi-annual reports to shareholders upon request, which may be made either by writing to the American Independence Funds Trust at the address above or by calling toll-free (866) 410-2006. The annual and semi-annual reports will be mailed to you by first-class mail within three business days of your request.

SOLICITATION OF PROXIES

The Board is soliciting votes from shareholders of the Trust with respect to each Proposal discussed below. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card(s) on or about February 7, 2011. In addition to solicitation by mail, certain officers and representatives of the Trustees, officers and employees of the Trust's investment adviser or their affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. (See “Shareholder Meeting Costs and Voting Procedures” under “ADDITIONAL INFORMATION ABOUT THE FUNDS.”)

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

Each share of each Fund is entitled to one vote on each proposal and on each other matter that it is entitled to vote upon at the Meeting. The Trust knows of no other business to be voted upon at the Meeting other than those proposals set forth in the accompanying Notice of Special Meeting of Shareholders and described in this Proxy Statement.

Each valid proxy that the Trust receives will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted “FOR” the proposal. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, or by voting in person at the Meeting.

The presence in person or by proxy of the holders of record of one-third of the outstanding shares of the Funds shall constitute a quorum at the Meeting, permitting action to be taken. In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposals and will vote against any such adjournment those proxies required to be voted against the proposals.

Each proposal requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund. The term “majority of the outstanding voting securities” of each Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), means: the affirmative vote of the lesser of (i) 67% or more of the voting securities of a Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund.

The Board has fixed the close of business on January 20, 2011 as the record date (the “Record Date”) for determining holders of each of the Funds shares entitled to notice of and to vote at the Meeting. See “Ownership of Shares” for record date shares of each Fund.

_____________________

PROPOSAL 1 – Approval of Investment Sub-Advisory Agreement between American Independence Financial Services, LLC and Boyd Watterson Asset Management, LLC on behalf of the Funds

Shareholders of each of the NestEgg Target Date Funds are being asked to approve a proposed Sub-Advisory Agreement between American Independence Financial Services, LLC and Boyd Watterson Asset Management, LLC (the “BWAM Sub-Advisory Agreement) on behalf of the Funds. At a Board meeting held on June 25, 2010, the Board, including a majority of the Independent Trustees, unanimously approved the BWAM Sub-Advisory Agreement between American Independence Financial Services, LLC (“AIFS”) and Boyd Watterson Asset Management, LLC (“BWAM”) with respect to the Funds. The BWAM Sub-Advisory Agreement is subject to the approval of each of the Fund’s shareholders.

Under AIFS’ supervision, BWAM will be responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Funds with respect to the international equity portion of each Fund’s portfolio.

The Board is recommending the approval of the BWAM Sub-Advisory Agreement for the Funds.

Background

The Funds are comprised of three major asset classes – fixed income, equity and cash, which will change over time in relation to its target retirement date. AIFS will continue to manage the fixed income portion. The equity portion will be allocated 30%, 30% and 40% to domestic value, domestic growth and international, respectively.

Due to the departure of certain personnel involved in the investment management of the Funds, AIFS contemplated various options to fill the vacant positions. In weighing the various options, AIFS determined that the Funds would best be served by allocating the various portfolio strategies to investment managers both internally and externally that possessed that particular expertise. AIFS therefore recommended to the Board of the Funds the retention of BWAM to manage the international equity allocation of each Fund’s portfolio. AIFS made this recommendation after a careful review of BWAM’s experience, personnel and performance in the management of similar mandates.

On June 25, 2010, after careful consideration, the Board approved the BWAM Sub-Advisory Agreement on behalf of the Funds, which became effective on August 20, 2010.  Pursuant to the BWAM Sub-Advisory Agreement, BWAM serves as one of the Funds’ investment sub-advisers and is responsible for the day-to-day management of the Funds with respect to the international equity allocation of each Fund’s portfolio. BWAM is currently serving without compensation for its services. In order for BWAM to continue to act as investment sub-adviser to the Funds and be paid fees associated with its advisory services, the BWAM Sub-Advisory Agreement must be approved by shareholders of each of the Funds.

Under the BWAM Sub-Advisory Agreement, there will be no increase in advisory fees for any of the Funds. The Funds’ current Advisory Agreement between AIFS and the Funds, dated November 14, 2005 and amended through April 28, 2010, was last approved by shareholders on July 23, 2010. Under the Funds’ current Advisory Agreement, the fees paid to AIFS for each Fund as a percentage of average net assets are as follows:

Fund	Annual Fee

NestEgg Fund	0.60%
NestEgg 2020 Fund	0.60%
NestEgg 2030 Fund	0.60%
NestEgg 2040 Fund	0.60%
NestEgg 2050 Fund	0.60%

Currently, AIFS is contractually obligated to reimburse each of the Funds for all expenses (except for extraordinary expenses such as litigation and expenses related to acquired fund fees) in excess of average daily net assets as set forth below, under the Advisory Agreement between AIFS and the Funds. Approval of the BWAM Sub-Advisory Agreement will not have any effect on this limitation agreement.

Fund	Expense Limitation

NestEgg Fund
Class A	1.15%
Institutional	0.65%

NestEgg 2020 Fund
Class A	1.17%
Institutional	0.67%

NestEgg 2030 Fund
Class A	1.20%
Institutional	0.70%

NestEgg 2040 Fund
Class A	1.24%
Class C	1.74%
Institutional	0.74%

NestEgg 2050 Fund
Class A	1.24%
Institutional	0.74%

The expense limitations above are in effect until March 1, 2011 with respect to each Fund.

Terms of the BWAM Sub-Advisory Agreement

Based upon the considerations described below under “Approval of BWAM Sub-Advisory Agreement by the Board,” the Board, including the Independent Trustees, approved the BWAM Sub-Advisory Agreement on June 25, 2010. BWAM began managing the international equity portion of each Fund’s portfolio effective August 20, 2010. The compensation paid to BWAM under the BWAM Sub-Advisory Agreement is a portion of the advisory fee based on the amount of assets allocated that month to international equity securities as a percentage of each Fund’s total portfolio value. Such payment will commence with respect to a Fund upon approval of the BWAM Sub-Advisory Agreement by that Fund’s respective shareholders.

Under Section 15(a) of the 1940 Act, the BWAM Sub-Advisory Agreement requires the approval of (i) the Board, including a majority of the Trustees who are not “interested persons” of any party to the BWAM Sub-Advisory Agreement, and (ii) the shareholders of the Fund.

Under the BWAM Sub-Advisory Agreement, pursuant to the oversight and supervision of the Adviser and the direction and control of the Board, BWAM will perform certain of the day-to-day operations of the Funds, which include the following services at the request of the Adviser: (i) managing the investment and reinvestment of each of the Fund’s assets in accordance with the investment policies of the Funds with respect to the international equity investment strategy; (ii) arranging for the purchase and sale of securities and other assets for the Funds; (iii) providing investment research and credit analysis concerning the Funds’ assets; (iv) placing orders for purchases and sales of the Funds’ assets; (v) maintaining the books and records as are required to support each Fund’s investment operations; (vi) monitoring on a daily basis the investment activities and portfolio holdings relating to the Funds; and (vii) voting proxies relating to each of the Fund’s portfolio securities in accordance with BWAM's proxy voting policies and procedures. At the request of the Adviser, BWAM will also, subject to the oversight and supervision of the Adviser and the direction and control of the Board, consult with the Adviser as to the overall management of the Funds’ assets and the investment policies and practices of the Funds.

A copy of the form of the BWAM Sub-Advisory Agreement is attached as Appendix A to this Proxy.

The BWAM Sub-Advisory Agreement may be terminated without penalty at any time by the Trust with respect to the Funds (either by the Board or by a majority vote of the terminating Fund’s outstanding shares), or by AIFS on 60-days’ written notice to BWAM, and it will automatically terminate in the event of its assignment as defined in the 1940 Act.

Sub-Advisory Fee

The investment advisory fee rate paid by each of the Funds will not change as a result of the Board’s approval of the BWAM Sub-Advisory Agreement. Each of the Funds currently pay to the Adviser an investment advisory fee at an annual rate equal to 0.60% of the average daily value of the Fund’s net assets. AIFS pays the investment sub-advisory fee out of the advisory fees received from the Funds. Pursuant to the BWAM Sub-Advisory Agreement, AIFS will pay to BWAM a sub-advisory fee at an annual rate equal to 0.30% of the average daily net assets of its respective allocation of each of the Fund’s international equity portion, net of any fee waivers and reimbursements.

AIFS has agree to reimburse or waive receipt of the net fees received by or paid to each of the Funds, as applicable, related to the proportionate advisory fees that would have been earned or paid by BWAM since the commencement of its services (August 20, 2010) to the time of shareholder approval to the extent that the Fund paid out net advisory fees to AIFS. These fees will be reimbursed regardless of whether the BWAM Sub-Advisory Agreement is approved by shareholders. As of December 31, 2010, such fees are as follows:

Fund	Sub-Advisory Fee
NestEgg Fund	N/A*
NestEgg 2020 Fund	$1,057
NestEgg 2030 Fund	$78
NestEgg 2040 Fund	$2,307
NestEgg 2050 Fund	N/A*

*For the NestEgg Fund and NestEgg 2050 Fund, AIFS had net reimbursements and therefore does not have sub-advisory fees to reimburse with respect to the services performed by BWAM during the period from August 20, 2010 through December 31, 2010.

Approval of BWAM Sub-Advisory Agreement by the Board

At a meeting held June 25, 2010, the Board unanimously approved the BWAM Sub-Advisory Agreement, including all of the Trustees who are not parties to the BWAM Sub-Advisory Agreement or interested persons of such parties (other than as Trustees of the Trust). At that same meeting held on June 25, 2010, the Board, including the Trustees who are not “interested persons” (as defined in the 1940 Act), reviewed certain materials and approved the continuation of the Current Advisory Agreement and Expense Limitation Agreement between the Funds and AIFS pursuant to Section 15c of the 1940 Act (herein, referred to as the “2010 Renewal Meeting”).

In determining whether or not it was appropriate to approve the BWAM Sub-Advisory Agreement and to recommend its approval to the shareholders, the Board, including the Trustees who are not interested persons of AIFS, considered various materials and representations provided by AIFS and BWAM and the Board was advised by independent legal counsel with respect to these matters. In reaching their decision, the Board carefully considered information that they had received throughout the year as part of their regular oversight of the Trust and information from AIFS that was provided in connection with the 2010 Renewal Meeting in addition to the information provided at the June 25, 2010 meeting.

Information considered by the Trustees included, among other things, the following: (1) that the total compensation to be paid by the Funds will not change due to the BWAM Sub-Advisory Agreement; (2) AIFS’ and BWAM’s representation that each will keep any existing expense limitation agreement in effect for each of the Funds; and (3) the commitment of AIFS and BWAM that there will not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders.

Further, at the meeting held on June 25, 2010, the Board reached its determinations with respect to the BWAM Sub-Advisory Agreement, based on the following factors: (1) the quality of BWAM's investment advisory and other services; (2) BWAM's investment management personnel; (3) BWAM's operations and financial condition; (4) BWAM's brokerage practices (including any soft dollar arrangements and any benefits BWAM would receive from its relationship with the Funds); (5) the level of the fees that BWAM charges compared with the fees charged to comparable mutual funds or accounts; (6) each Fund’s overall fees and operating expenses compared with similar mutual funds; (7) whether the Adviser had waived or reimbursed any fees; (8) the level of BWAM’s profitability including the anticipated impact to its profitability under its relationship with the Funds; (9) BWAM’s compliance systems; (10) BWAM’s policies on and compliance procedures for personal securities transactions; (11) BWAM’s reputation, expertise and resources in the financial markets; and (12) each Fund’s performance compared with similar mutual funds.

At the 2010 Renewal Meeting, the Trustees discussed the extent to which economies of scale were projected by the Adviser and BWAM to be realized as the Funds’ assets, or the assets of the Trust overall, grew. The Trustees discussed the plans of the Adviser and BWAM and their affiliates for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, and the difficulty of forecasting its effect on the profitability of the Adviser and BWAM. It was noted that, to the extent the Funds gross expenses currently were higher than their net expenses, the reduction of the Funds’ gross expenses through the achievement of economies of scale might benefit the Adviser and BWAM by reducing the expenses the Adviser and BWAM must reimburse to the Funds, rather than directly benefiting the Funds by reducing their net expenses.

In reaching their conclusion with respect to the approval of the BWAM Sub-Advisory Agreement, the Board members did not identify any one single factor as being controlling; rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of the Adviser and BWAM to the successful operation of the Funds, and the level of expenses of the Funds, as well as the continued use of expense limitation agreements in order to reduce the overall operating expenses of the Funds, as being important elements of their consideration. The Board also considered the effectiveness of the compliance programs of the Funds and the Adviser and BWAM in accordance with applicable requirements relating to mutual funds and their investment advisers.

The Board also determined that the BWAM Sub-Advisory Agreement is in the best interests of each Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and  information it considered relevant, the Board unanimously approved the BWAM Sub-Advisory Agreement and voted to recommend approval by each Fund’s shareholders with respect to the BWAM Sub-Advisory Agreement.

If shareholders approve the BWAM Sub-Advisory Agreement, it will remain in effect for up to two years from August 20, 2010, and, unless earlier terminated, will continue for maximum terms of one year thereafter, provided that each such continuance is approved annually with respect to each Fund (i) by the Trust’s Board or by a vote of a majority of the outstanding voting securities of the particular Fund, and, in either case, (ii) by a majority of the Trust’s Trustees who are not parties to the BWAM Sub-Advisory Agreement or interested persons of any such party (other than as a Trustee of the Trust).

How does Proposal 1 affect shareholders of the Funds?

There will be no increase in advisory fees for the Funds due to the BWAM Sub-Advisory Agreement. The annual advisory fees will remain 0.60% of average daily net assets for each of the Funds. In addition, AIFS continues to be contractually obligated to reimburse the Funds for all expenses (except for extraordinary expenses such as litigation and expenses related to acquired fund fees) in excess of average daily net assets per the table listed above in “Background”; these expense limitations are in effect until March 1, 2011. In addition, there is no investment strategy change for any of the Funds. The addition of BWAM as a sub-adviser to the Funds is expected to enhance the overall investment performance and provide the level of expertise in international investments currently not available with AIFS.

Information About BWAM

Boyd Watterson Asset Management, LLC is located at 1801E. 9th St., Suite 1400, Cleveland, Ohio 44114. BWAM managed more than $[   ] billion in assets as of December 31, 2010. BWAM is a wholly owned subsidiary of Titanium Asset Management Corporation, located at 777 E. Wisconsin Ave., Suite 2350, Milwaukee, WI 53202.

Management of the Fund. The BWAM International Equity investment team of Dixon Morgan, Donald Ross, Clyde Bartter and Edwina Curtis-Hayward (outside consultant) is jointly and primarily responsible for the day-to-day management of each Fund. Their biographical information is set forth below.

Dixon Morgan, Dixon Morgan Jr. is the Senior Vice President responsible for international investments.  He chairs the International Strategies Committee.  Prior to joining BWAM in March 2007, Mr. Morgan was a Senior Director and Portfolio Manager for OFI Institutional. Prior to joining OFI Institutional in April 2000, Mr. Morgan worked for Gratry and Co., as Managing Director-International Investments and Portfolio Manager for eight years. Before working for Gratry, Mr. Morgan was the Manager of the International Investments for Brown Brothers Harriman & Co. Mr. Morgan also worked for Bankers Trust Company as a Vice President in both its New York and London offices. Overall, he has more than 26 years of experience in investment management. He is also a member of the Association of Investment Management and Research (CFA Institute) and the Cleveland Society of Security Analysts. Mr. Morgan is a graduate of Claremont McKenna College in Claremont, CA with a BA in English Literature.

Clyde E. Bartter, CFA, Clyde Bartter is the Vice Chairman and Co-Chief Investment Officer. Prior to joining BWAM in 1983, Mr. Bartter was President, Chairman of Fixed Income Management, Manager of Client Service and Sales, Duff & Phelps and President of Portfolio Advisory Co., a division of National City Bank. Mr. Bartter is a past member of the Financial Analysts Federation Advisory Board to the Financial Accounting Standards Board and past President and member of the CFA Society of Cleveland and member of the CFA Institute. Mr. Bartter has 57 years experience working in the investment industry.  He has his CFA and is a member of the CFA Institute; CPA (Retired), Ohio Society of Certified Public Accountants; and CIC, Investment Advisor Association.  Mr. Bartter is a graduate of Case Western Reserve University; PhD (Honorary) and received his BA from Baldwin-Wallace College.

Donald Ross, CFA, Donald Ross is Executive Vice President / Global Strategist for BWAM.  Prior to joining BWAM in 2007, Mr. Ross was President and Chief Investment Officer for National City Corporation’s Investment Management Company.  Mr. Ross began his career in Global investing with Ameritrust as a Financial Analyst.  He is a member of the Cleveland Society of Security Analysts.  Mr. Ross received his MA in Social Sciences from the University of Chicago and BA in Economics and BS in Business from the University of Colorado.  Mr. Ross has 25 years of experience working in the investment industry.

Edwina Curtis Hayward, Edwina Curtis Hayward is an outside consultant to BWAM advising on international investments.  She has performed similar roles at Oppenheimer Funds Inc and Gratry and Company.  Previously, she was an assistant fund manager at Brown Brothers Harriman & Co. both in London and New York.  Ms. Curtis Hayward was also an assistant fund manager at N M Rothschild (HK) Ltd. in Hong Kong. She began her career as a credit analyst at Hill Samuel & Co Ltd. in London.  Ms. Curtis Hayward holds a MA from the University of Oxford in Philosophy, Politics and Economics and an MSc from the University of London in Management Science and is also an Associate of the Institute of Chartered Secretaries and Administrators.

Additional Information Regarding BWAM

Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and partner(s) of BWAM is set forth in below. For further information regarding BWAM, please see www.boydwaterson.com.

Name*	Title or Status
Clyde E. Bartter	Vice Chairman
Timothy M. Hyland	Senior Executive Vice President
Brian L. Gevry	CEO / Chief Investment Officer
Michael E. Bee	Senior Executive Vice President
James R. Shirak	Executive Vice President
James A. Waler	Executive Vice President/Chief Operations Officer
John L. Walsh	Chief Compliance Officer
Titanium Asset Management Corp.	Member
Robert E. Kelly	Vice Chairman

*The address for all of the above is 1801 East 9th Street, Suite 1400, Cleveland, OH 33113, except for Titanium Asset Management Corp. and Robert E. Kelly, both residing at 777 E. Wisconsin Ave., Milwaukee, WI 53202.

Other Funds Advised by BWAM. As of the Record Date, BWAM does not act as investment adviser with respect to another registered investment company having similar investment objectives as the Funds.

Relationships with the Funds. No officer or Trustee of the Funds is an officer, employee, director, general partner or shareholder of BWAM or has any material direct or indirect interest in BWAM or any other person controlling, controlled by or under common control with BWAM. It is not expected that BWAM personnel will become an officer of the Funds.

During the fiscal year ended October 31, 2010 the Fund paid no commissions to brokers affiliated with BWAM.

Expenses related to Proposal 1

All mailing, proxy solicitation and tabulation expenses associated with Proposal 1 will be borne by the Adviser.

Vote Required for Proposal 1

Shareholders of each Fund who own shares at the close of business on the Record Date, January 20, 2011, will be entitled to notice of, and vote at, the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shareholders of each Fund vote separately to determine whether the proposal is approved for that respective Fund.

Approval of Proposal 1 requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means either (i) the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

If the shareholders of any Fund should fail to approve the BWAM Sub-Advisory Agreement, the Trustees will promptly seek to enter into a new investment sub-advisory agreement for the Fund, subject to approval by that Fund’s shareholders.

THE BOARD OF THE FUNDS, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 1.

_____________________

PROPOSAL 2 – Approval of Investment Sub-Advisory Agreement between AIFS and American Yellowstone Advisors, LLC on behalf of the Funds

Shareholders of each of the Funds are being asked to approve a proposed Sub-Advisory Agreement between AIFS and American Yellowstone Advisors, LLC (the “AYA Sub-Advisory Agreement) on behalf of the Funds. At a Board meeting held on June 25, 2010, the Board, including a majority of the Independent Trustees, unanimously approved the AYA Sub-Advisory Agreement between AIFS and American Yellowstone Advisors, LLC (“AYA”) with respect to the Funds. The AYA Sub-Advisory Agreement is subject to the approval of each of the Fund’s shareholders.

Under AIFS’ supervision, AYA will be responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Funds with respect to the domestic equity growth portion of each Fund’s portfolio.

The Board is recommending the approval of the AYA Sub-Advisory Agreement for the Funds.

Background

The Funds are comprised of three major asset classes – fixed income, equity and cash, which will change over time in relation to its target retirement date. AIFS will continue to manage the fixed income portion. The equity portion will be allocated 30%, 30% and 40% to domestic value, domestic growth and international, respectively.

Due to the departure of certain personnel involved in the investment management of the Funds, AIFS contemplated various options to fill the vacant positions. In weighing the various options, AIFS determined that the Funds would best be served by allocating the various portfolio strategies to investment managers both internally and externally that possessed that particular expertise. AIFS therefore recommended to the Board of the Funds the retention of AYA to manage the domestic equity growth portion of each Fund’s portfolio. AFIS made this recommendation after a careful review of AYA’s experience, personnel and performance in the management of similar mandates.

On June 25, 2010, after careful consideration, the Board approved the AYA Sub-Advisory Agreement between AIFS and American Yellowstone Advisors, LLC on behalf of the Funds, which became effective on November 1, 2010. Pursuant to the AYA Sub-Advisory Agreement, AYA serves as one of the Funds’ investment sub-advisers and is responsible for the day-to-day management of the Funds with respect to the domestic equity growth portion of each Fund’s portfolio. AYA is currently serving without compensation for its services. In order for AYA to continue to act as investment sub-adviser to the Funds and be paid fees associated with its advisory services, the AYA Sub-Advisory Agreement must be approved by shareholders of each of the Funds.

Under the AYA Sub-Advisory Agreement, there will be no increase in advisory fees for any of the Funds. The Funds’ current Advisory Agreement between AIFS and the Funds, dated November 14, 2005 and amended through April 28, 2010, was last approved by shareholders on July 23, 2010. Under the Funds’ current Advisory Agreement, the fees paid to AIFS for each Fund as a percentage of average net assets are as follows:

Fund	Annual Fee

NestEgg Fund	0.60%
NestEgg 2020 Fund	0.60%
NestEgg 2030 Fund	0.60%
NestEgg 2040 Fund	0.60%
NestEgg 2050 Fund	0.60%

Currently, AIFS is contractually obligated to reimburse each of the Funds for all expenses (except for extraordinary expenses such as litigation and expenses related to acquired fund fees) in excess of average daily net assets as set forth below, under the Advisory Agreement between AIFS and the Funds. Approval of the AYA Sub-Advisory Agreement will not have any effect on this limitation agreement.

Fund	Expense Limitation
NestEgg Fund
Class A	1.15%
Institutional	0.65%

NestEgg 2020 Fund
Class A	1.17%
Institutional	0.67%

NestEgg 2030 Fund
Class A	1.20%
Institutional	0.70%

NestEgg 2040 Fund
Class A	1.24%
Class C	1.74%
Institutional	0.74%

NestEgg 2050 Fund
Class A	1.24%
Institutional	0.74%

The expense limitations above are in effect until March 1, 2011 with respect to each Fund.

Terms of the AYA Sub-Advisory Agreement

Based upon the considerations described below under “Approval of AYA Sub-Advisory Agreement by the Board,” the Board, including the Independent Trustees, approved the AYA Sub-Advisory Agreement on June 25, 2010. AYA began managing the domestic equity growth portion of each Fund’s portfolio effective November 1, 2010. The compensation paid to AYA under the AYA Sub-Advisory Agreement is a portion of the advisory fee based on the amount of assets allocated that month to domestic equity growth securities as a percentage of each Fund’s total portfolio value. Such payment will commence with respect to a Fund upon approval of the AYA Sub-Advisory Agreement by that Fund’s respective shareholders.

Under Section 15(a) of the 1940 Act, the AYA Sub-Advisory Agreement requires the approval of (i) the Board, including a majority of the Trustees who are not “interested persons” of any party to the AYA Sub-Advisory Agreement, and (ii) the shareholders of the Fund.

Under the AYA Sub-Advisory Agreement, pursuant to the oversight and supervision of the Adviser and the direction and control of the Board, AYA will perform certain of the day-to-day operations of the Funds, which include the following services at the request of the Adviser: (i) managing the investment and reinvestment of each of the Fund’s assets in accordance with the investment policies of the Funds with respect to the domestic equity growth investment strategy; (ii) arranging for the purchase and sale of securities and other assets for the Funds; (iii) providing investment research and credit analysis concerning the Funds’ assets; (iv) placing orders for purchases and sales of the Funds’ assets; (v) maintaining the books and records as are required to support each Fund’s investment operations; (vi) monitoring on a daily basis the investment activities and portfolio holdings relating to the Funds; and (vii) voting proxies relating to each of the Fund’s portfolio securities in accordance with AYA's proxy voting policies and procedures. At the request of the Adviser, AYA will also, subject to the oversight and supervision of the Adviser and the direction and control of the Board, consult with the Adviser as to the overall management of the Funds’ assets and the investment policies and practices of the Funds.

A copy of the form of the AYA Sub-Advisory Agreement is attached as Appendix B to this Proxy.

The AYA Sub-Advisory Agreement may be terminated without penalty at any time by the Trust with respect to the Funds (either by the Board or by a majority vote of the terminating Fund’s outstanding shares), or by AIFS on 60-days’ written notice to AYA, and it will automatically terminate in the event of its assignment as defined in the 1940 Act.

Sub-Advisory Fee

The investment advisory fee rate paid by each of the Funds will not change as a result of the Board’s approval of the AYA Sub-Advisory Agreement. Each of the Funds currently pay to the Adviser an investment advisory fee at an annual rate equal to 0.60% of the average daily value of the Fund’s net assets. AIFS pays the investment sub-advisory fee out of the advisory fees received from the Funds. Pursuant to the AYA Sub-Advisory Agreement, AIFS will pay to AYA a sub-advisory fee at an annual rate equal to 0.30% of the average daily net assets of its respective allocation of each of the Fund’s domestic equity growth portion net of any fee waivers and reimbursements.

AIFS has agree to reimburse or waive receipt of the net fees received by or paid to each of the Funds, as applicable, related to the proportionate advisory fees that would have been earned or paid by AYA since the commencement of its services (November 1, 2010) to the time of shareholder approval to the extent that the Fund paid out net advisory fees to AIFS. These fees will be reimbursed regardless of whether the AYA Sub-Advisory Agreement is approved by shareholders. As of December 31, 2010, such fees are as follows:

Fund	Sub-Advisory Fee
NestEgg Fund	N/A*
NestEgg 2020 Fund	$306
NestEgg 2030 Fund	$68
NestEgg 2040 Fund	$831
NestEgg 2050 Fund	N/A*

*For the NestEgg Fund and NestEgg 2050 Fund, AIFS had net reimbursements and therefore does not have sub-advisory fees to reimburse with respect to the services performed by BWAM during the period from November 1, 2010 through December 31, 2010.

Approval of AYA Sub-Advisory Agreement by the Board

At a meeting held June 25, 2010, the Board unanimously approved the AYA Sub-Advisory Agreement, including all of the Trustees who are not parties to the AYA Sub-Advisory Agreement or interested persons of such parties (other than as Trustees of the Trust). At that same meeting held on June 25, 2010, the Board, including the Trustees who are not “interested persons” (as defined in the 1940 Act), reviewed certain materials and approved the continuation of the Current Advisory Agreement and Expense Limitation Agreement between the Funds and AIFS pursuant to Section 15c of the 1940 Act (herein, referred to as the “2010 Renewal Meeting”).

In determining whether or not it was appropriate to approve the AYA Sub-Advisory Agreement and to recommend its approval to the shareholders, the Board, including the Trustees who are not interested persons of AIFS, considered various materials and representations provided by AIFS and AYA and the Board was advised by independent legal counsel with respect to these matters. In reaching their decision, the Board carefully considered information that they had received throughout the year as part of their regular oversight of the Trust and information from AIFS that was provided in connection with the 2010 Renewal Meeting in addition to the information provided at the June 25, 2010 meeting.

Information considered by the Trustees included, among other things, the following: (1) that the total compensation to be paid by the Funds will not change due to the AYA Sub-Advisory Agreement; (2) AIFS’ and AYA’s representation that each will keep any existing expense limitation agreement in effect for each of the Funds; and (3) the commitment of AIFS and AYA that there will not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders.

Further, at the meeting held on June 25, 2010, the Board reviewed information on the two advisory firms, AIFS and Yellowstone Partners, LLC (the “Parent Companies”), that formed AYA and reached its determinations with respect to the AYA Sub-Advisory Agreement based on the following factors, taking into consideration the Parent Companies: (1) the quality of AYA's investment advisory and other services; (2) AYA's investment management personnel; (3) AYA's operations and financial condition; (4) AYA's brokerage practices (including any soft dollar arrangements and any benefits AYA and the Parent Companies would receive from their relationship with the Funds) and investment strategies; (5) the level of the fees that the AYA charges compared with the fees charged to comparable mutual funds or accounts; (6) each Fund’s overall fees and operating expenses compared with similar mutual funds; (7) whether the Adviser had waived or reimbursed any fees; (8) the level of AYA’s anticipated profitability, and that of the Parent Companies, from its Fund-related operations; (9) AYA's compliance systems; (10) AYA’s policies on and compliance procedures for personal securities transactions; (11) AYA’s reputation, expertise and resources in the financial markets; and (12) each Fund’s performance compared with similar mutual funds.

At the 2010 Renewal Meeting, the Trustees discussed the extent to which economies of scale were projected by the Adviser and AYA to be realized as the Funds’ assets, or the assets of the Trust overall, grew. The Trustees discussed the plans of the Adviser and AYA and their affiliates for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, and the difficulty of forecasting its effect on the profitability of the Adviser and AYA. It was noted that, to the extent the Funds gross expenses currently were higher than their net expenses, the reduction of the Funds’ gross expenses through the achievement of economies of scale might benefit the Adviser and AYA by reducing the expenses the Adviser and AYA must reimburse to the Funds, rather than directly benefiting the Funds by reducing their net expenses.

In reaching their conclusion with respect to the approval of the AYA Sub-Advisory Agreement, the Board members did not identify any one single factor as being controlling; rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of the Adviser and AYA to the successful operation of the Funds, and the level of expenses of the Funds, as well as the continued use of expense limitation agreements in order to reduce the overall operating expenses of the Funds, as being important elements of their consideration. The Board also considered the effectiveness of the compliance programs of the Funds and the Adviser and AYA in accordance with applicable requirements relating to mutual funds and their investment advisers.

The Board also determined that the AYA Sub-Advisory Agreement is in the best interests of each Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and  information it considered relevant, the Board unanimously approved the AYA Sub-Advisory Agreement and voted to recommend approval by each Fund’s shareholders with respect to the AYA Sub-Advisory Agreement.

If shareholders approve the AYA Sub-Advisory Agreement, it will remain in effect for up to two years from November 1, 2010, and, unless earlier terminated, will continue for maximum terms of one year thereafter, provided that each such continuance is approved annually with respect to each Fund (i) by the Trust’s Board or by a vote of a majority of the outstanding voting securities of the particular Fund, and, in either case, (ii) by a majority of the Trust’s Trustees who are not parties to the AYA Sub-Advisory Agreement or interested persons of any such party (other than as a Trustee of the Trust).

How does Proposal 2 affect shareholders of the Funds?

There will be no increase in advisory fees for the Funds due to the AYA Sub-Advisory Agreement. The annual advisory fees will remain 0.60% of average daily net assets for each of the Funds. In addition, AIFS continues to be contractually obligated to reimburse the Funds for all expenses (except for extraordinary expenses such as litigation and expenses related to acquired fund fees) in excess of average daily net assets per the table listed above in “Background”; these expense limitations are in effect until March 1, 2011. In addition, there is no investment strategy change for any of the Funds. The addition of AYA as a sub-adviser to the Funds is expected to enhance the overall investment performance and provide the level of expertise in domestic growth investing currently not available with AIFS.

Information About AYA

American Yellowstone Advisors, LLC, 335 Madison Avenue, Mezzanine, New York, NY 10017, is a jointly owned affiliated registered investment advisor of AIFS and Yellowstone Partners, LLC (“Yellowstone”). Yellowstone is a registered investment advisory firm headquartered in Idaho Falls, Idaho. Yellowstone’s predecessor, The Fred L. Dowd Company, was founded in 1972. Yellowstone has offices in Salt Lake City, UT, Casper, Wyoming, New York City, and Tacoma, WA. As of December 31, 2010, Yellowstone managed over one thousand accounts totaling approximately $430 million in assets of which 43% was institutional in nature.

Management of the Fund. Mr. Robert Natale is responsible for the day-to-day management of the Funds.

Mr. Robert Natale joined Yellowstone Partners on April 1, 2010 as the Senior Portfolio Manager for both the Small and Large Cap growth portfolios. Prior to working for Yellowstone, Mr. Natale worked for Eagle Asset Management from September 2008 to March 2010.  While there he was the Managing Director and Portfolio Manager for Eagle’s Large Cap Growth portfolio.  Previous to working for Eagle, Mr. Natale worked for Bear Stearns Asset Management. As a Portfolio Manager for Bear Stearns, Mr. Natale managed the S&P STARS Fund, which he helped launch in 1995 while working for Standard & Poor’s. He managed approximately $1.35 billion in Large Cap Growth portfolios. Mr. Natale was with Bear Stearns from 1998 until April 2008.  Before Bear Stearns, Mr. Natale was the Director of Equity Research and assisted in the design and development of the proprietary Stock Appreciation Ranking System (“STARS”) model for Standard & Poor’s. Mr. Natale was with Standard & Poor’s for 19 years (1979-1998). Mr. Natale gained a Bachelor of Arts degree from Fordham University as well as both a Masters of Arts and Masters of Business Administration from New York University. Mr. Natale is also a Chartered Financial Analyst.

Additional Information Regarding AYA

AIFS and Yellowstone, both Securities and Exchange Commission registered investment advisers, are members of AYA, each owning 50% of AYA. AIFS is located at 335 Madison Avenue, New York, NY 10017 and Yellowstone is located at 3340 Merlin Drive, Idaho Falls, ID 83404. Information regarding the names and principal occupations of the principal executive officers of AYA is set forth in below. All reside at 335 Madison Avenue

Name*	Title or Status
American Independence Financial Services, LLC	Member
Yellowstone Partners LLC	Member
John J. Pileggi	Secretary
Theresa C. Donovan	Chief Compliance Officer
Robert S. Natale	President
Eric M. Rubin	Treasurer

*The address of each of the persons listed above is 335 Madison Avenue, Mezzanine, New York, NY 10017, except Yellowstone Partners LLC, which is located in Idaho as noted above.

Other Funds Advised by AYA. As of the Record Date, AYA does not act as investment adviser with respect to other registered investment companies having similar investment objectives as the Funds.

Relationships with the Funds. Certain officers of the Funds are officers of AYA and are shown in the table below.

Name of Officer	Relationship to the Funds	Relationship to AYA
John J. Pileggi	Treasurer and Interested Trustee	Secretary
Theresa C. Donovan	Chief Compliance Officer and Secretary	Chief Compliance Officer
Eric M. Rubin	President	Treasurer

Expenses related to Proposal 2

All mailing, proxy solicitation and tabulation expenses associated with Proposal 2 will be borne by the Adviser.

Vote Required for Proposal 2

Shareholders of each Fund who own shares at the close of business on the Record Date, January 20, 2011, will be entitled to notice of, and vote at, the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shareholders of each Fund vote separately to determine whether the proposal is approved for that respective Fund.

Approval of Proposal 2 requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means either (i) the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

If the shareholders of any Fund should fail to approve the AYA Sub-Advisory Agreement, the Trustees will promptly seek to enter into a new investment sub-advisory agreement for the Fund, subject to approval by that Fund’s shareholders.

THE BOARD OF THE FUNDS, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

_____________________

ADDITIONAL INFORMATION ABOUT THE FUNDS

Ownership of Shares

As of January 20, 2011, to the knowledge of the Trust’s management, the officers and Trustees of the Trust owned, collectively, less than 1% of the shares of each Fund. To the knowledge of the Trust’s management, at the close of business January 20, 2011, the only persons owning beneficially more than five percent of the outstanding shares of each Fund were those listed in Appendix C.

Each share of each Fund is entitled to one vote. Shareholders of each Fund at the close of business on the Record Date will be entitled to be present and give voting instructions for the Funds at the Meeting with respect to their shares owned as of the Record Date. For each Fund, as of January 20, 2011, the total number of shares outstanding and entitled to vote and the total net assets represented by those shares was:

Fund	Total Number of Shares	Total Net Assets
NestEgg Fund	1,804,637.240	17,485,681
NestEgg 2020 Fund	3,971,859.380	38,883,684
NestEgg 2030 Fund	3,522,246.718	32,117,071
NestEgg 2040 Fund	4,052,181.747	38,040,974
NestEgg 2050 Fund	299,212.012	3,449,903

Shareholder Meeting Costs and Voting Procedures

Costs. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by AIFS, including any additional solicitation made by letter or telephone.

Voting Information. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of AIFS and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

Shareholders of each Fund must separately approve the applicable Sub-Advisory Agreement with respect to that Fund. Approval of Proposals 1 and 2 by a Fund each requires an affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

Adjournment. In the event that a quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. If the proposed adjournment relates to a Proposal on which Funds are voting individually, any such adjournment with respect to a particular Fund will require the affirmative vote of the holders of a majority of that Fund’s shares present in person or by proxy and entitled to vote at the Meeting. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve a Proposal, the persons named as proxies will vote in favor of such adjournment with respect to any Proposal those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal those proxies required to be voted against that Proposal, provided that broker non-votes will be disregarded for this purpose.

Effect of Abstentions and Broker Non-Votes. In tallying shareholder votes, abstentions (i.e., shares for which a proxy is presented, but which abstains from voting on one or more matters) and "broker non-votes" (i.e., shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum, or majority of voting shares, is present for the conduct of business at the Meeting.  Under applicable law, abstentions and broker non-votes do not constitute votes “for” or “against” any proposal and will be disregarded in determining votes cast for purposes of determining whether a proposal has received a majority of the outstanding voting shares.

 The Funds’ Distributor

Matrix Capital Group, Inc., which is located at 420 Lexington Avenue, Suite 601, New York, NY 10170, serves as the Distributor for the Funds pursuant to a Distribution Agreement with the Trust.

Fund Administration

American Independence Financial Services, LLC, located at 335 Madison Avenue, Mezzanine, New York, NY 10017, serves as the administrator to the Trust and provides day-to-day administrative services pursuant to an Administration Agreement. AIFS also provides the Trust with office space, facilities and business equipment and generally administers the Funds’ business affairs and provides the services of executive and clerical personnel for administering the affairs of the Funds.

AIFS has contracted with UMB Fund Services, Inc. to provide certain sub-administrative services to the Funds pursuant to a Sub-Administration Services Agreement.

Affiliated Broker

During the Funds’ most recent fiscal year, the Funds paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Trust, AIFS, BWAM or AYA, or affiliated persons of such persons.

Shareholder Communications and Proposals

Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal offices a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement and form or forms of proxy relating to such meeting.

By Order of the Board of Trustees
/s/ Theresa Donovan
Theresa Donovan
Secretary American Independence Funds Trust

February __, 2011

APPENDIX A

[Form of]

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this __ day of ____________, 2011 by and between American Independence Financial Services, LLC (the "Adviser"), and Boyd Watterson Asset Management, LLC (the “Sub-Adviser");

WHEREAS, the American Independence Funds Trust (the "Trust"), a Delaware business trust, is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), consisting of several Funds of shares, each having its own investment policies; and

WHEREAS, the Trust has retained American Independence Financial Services, LLC ("AIFS") to provide the Trust with business and asset management services for the NestEgg Funds (the "Funds"), subject to the control of the Trust's Board of Trustees;

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the Fund;

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the international equity allocation of each of the Funds, and the Sub-Adviser is willing to render such services.

NOW THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. Duties of Sub-Adviser. The Adviser employs the Sub-Adviser to manage the investment and reinvestment of the Funds’ assets and, with respect to such assets, to continuously review, supervise, and administer the investment program of the Funds, to determine in the Sub-Adviser's discretion the securities to be purchased or sold, to provide the Adviser and the Trust with records concerning the Sub-Adviser's activities which the Trust is required to maintain, and to render regular reports to the Adviser and to the Trust's officers and Trustees concerning the Sub-Adviser's discharge of the foregoing responsibilities. The Sub-Adviser shall discharge the foregoing responsibilities subject to the Adviser's oversight and the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for such Fund set forth in the Trust's current registration statement as amended from time to time, and applicable laws and regulations. The Sub-Adviser accepts such employment and agrees to render the services for the compensation specified herein and to provide at its own expense the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein. The Sub-Adviser will instruct the Trust's Custodian(s) to hold and/or transfer each Fund’s assets in accordance with Proper Instructions received from the Sub-Adviser. (For this purpose, the term "Proper Instructions" shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodians.) The Sub-Adviser will not be responsible for Trust expenses except as specified in this Agreement.

2. Fund Transactions. The Sub-Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, the Sub-Adviser or any of its affiliates) that will execute the purchases and sales of Fund securities for each Fund and is directed to use its best efforts to obtain the best net results with respect to brokers' commissions and discounts as described in the Trust's current registration statement as amended from time to time. In selecting brokers or dealers, the Sub-Adviser may give consideration to factors other than price, including, but not limited to, research services and market information. Any such services or information which the Sub-Adviser receives in connection with activities for the Trust may also be used for the benefit of other clients and customers of the Sub-Adviser or any of its affiliates. The Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

3. Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser as provided in Sections 1 and 2 of this Agreement, the Adviser shall pay to the Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement. Such compensation shall be paid to the Sub-Adviser quarterly in arrears, and shall be calculated by applying the annual percentage rate(s) as specified in the attached Schedule A to the average month-end assets of the specified Fund during the relevant quarter. Solely for the purpose of calculating the applicable annual percentage rates specified in the attached Schedule(s), there shall be included such other assets as are specified in said Schedule(s).

4. Other Services. At the request of the Trust or the Adviser, the Sub-Adviser in its discretion may make available to the Trust office facilities, equipment, personnel, and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

5. Reports. The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

6. Status of Sub-Adviser. The services of the Sub-Adviser to the Trust are not to be deemed exclusive, and the Sub-Adviser and its directors, officers, employees and affiliates shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent to the Adviser or the Trust.

7. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser on behalf of the Adviser or the Trust are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

8. Liability of Sub-Adviser. No provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

9. Permissible Interests. To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in the Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise; provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's registration statement as required by law.

10. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval and thereafter for periods of one year for so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of the Fund fail to approve the Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund on not less than 30 days' nor more than 60 days' written notice to the Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days' written notice to the Adviser and the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the primary office of such party, unless such party has previously   designated another address.

As used in this Section 10, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

Boyd Watterson Asset Management, LLC                    American Independence Financial

                                                                                    Services, LLC

By: _______________________                                By:_______________________

Title: ____________________                                    Title:____________________

Schedule A

to the

Investment Sub-Advisory Agreement

between

American Independence Financial Services, LLC

and

Boyd Watterson Asset Management, LLC

For the International Equity Portion of the

NestEgg Fund

NestEgg 2020 Fund

NestEgg 2030 Fund

NestEgg 2040 Fund

NestEgg 2050 Fund

American Independence Financial Services, LLC shall pay compensation to Boyd Watterson Asset Management, LLC pursuant to section 3 of the Investment Sub-Advisory Agreement between said parties in accordance with the following annual percentage rates:

A pro rata portion of the advisory fee payable by the Funds representing the monthly average net assets of the international equity portion of the Funds at a rate of 0.30% (net of any fee waivers and reimbursements).

DATED: _________________, 2011

APPENDIX B

[Form of]

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this __ day of ____________, 2011 by and between American Independence Financial Services, LLC (the "Adviser"), and American Yellowstone Advisors, LLC (the “Sub-Adviser");

WHEREAS, the American Independence Funds Trust (the "Trust"), a Delaware business trust, is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), consisting of several Funds of shares, each having its own investment policies; and

WHEREAS, the Trust has retained American Independence Financial Services, LLC ("AIFS") to provide the Trust with business and asset management services for the NestEgg Funds (the "Funds"), subject to the control of the Trust's Board of Trustees;

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the Fund;

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the equity growth allocation of each of the Funds, and the Sub-Adviser is willing to render such services.

NOW THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. Duties of Sub-Adviser. The Adviser employs the Sub-Adviser to manage the investment and reinvestment of the Funds’ assets and, with respect to such assets, to continuously review, supervise, and administer the investment program of the Funds, to determine in the Sub-Adviser's discretion the securities to be purchased or sold, to provide the Adviser and the Trust with records concerning the Sub-Adviser's activities which the Trust is required to maintain, and to render regular reports to the Adviser and to the Trust's officers and Trustees concerning the Sub-Adviser's discharge of the foregoing responsibilities. The Sub-Adviser shall discharge the foregoing responsibilities subject to the Adviser's oversight and the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for such Fund set forth in the Trust's current registration statement as amended from time to time, and applicable laws and regulations. The Sub-Adviser accepts such employment and agrees to render the services for the compensation specified herein and to provide at its own expense the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein. The Sub-Adviser will instruct the Trust's Custodian(s) to hold and/or transfer each Fund’s assets in accordance with Proper Instructions received from the Sub-Adviser. (For this purpose, the term "Proper Instructions" shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodians.) The Sub-Adviser will not be responsible for Trust expenses except as specified in this Agreement.

2. Fund Transactions. The Sub-Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, the Sub-Adviser or any of its affiliates) that will execute the purchases and sales of Fund securities for each Fund and is directed to use its best efforts to obtain the best net results with respect to brokers' commissions and discounts as described in the Trust's current registration statement as amended from time to time. In selecting brokers or dealers, the Sub-Adviser may give consideration to factors other than price, including, but not limited to, research services and market information. Any such services or information which the Sub-Adviser receives in connection with activities for the Trust may also be used for the benefit of other clients and customers of the Sub-Adviser or any of its affiliates. The Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

3. Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser as provided in Sections 1 and 2 of this Agreement, the Adviser shall pay to the Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement. Such compensation shall be paid to the Sub-Adviser quarterly in arrears, and shall be calculated by applying the annual percentage rate(s) as specified in the attached Schedule A to the average month-end assets of the specified Fund during the relevant quarter. Solely for the purpose of calculating the applicable annual percentage rates specified in the attached Schedule(s), there shall be included such other assets as are specified in said Schedule(s).

4. Other Services. At the request of the Trust or the Adviser, the Sub-Adviser in its discretion may make available to the Trust office facilities, equipment, personnel, and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

5. Reports. The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

6. Status of Sub-Adviser. The services of the Sub-Adviser to the Trust are not to be deemed exclusive, and the Sub-Adviser and its directors, officers, employees and affiliates shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent to the Adviser or the Trust.

7. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser on behalf of the Adviser or the Trust are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

8. Liability of Sub-Adviser. No provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

9. Permissible Interests. To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in the Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise; provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's registration statement as required by law.

10. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval and thereafter for periods of one year for so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of the Fund fail to approve the Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund on not less than 30 days' nor more than 60 days' written notice to the Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days' written notice to the Adviser and the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the primary office of such party, unless such party has previously   designated another address.

As used in this Section 10, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

American Yellowstone Advisors, LLC              American Independence Financial

                                                                                    Services, LLC

By: _______________________                                By:_______________________

Title: ____________________                                    Title:____________________

Schedule A

to the

Investment Sub-Advisory Agreement

between

American Independence Financial Services, LLC

and

American Yellowstone Advisors, LLC

For the Equity Growth Portion of the

NestEgg Fund

NestEgg 2020 Fund

NestEgg 2030 Fund

NestEgg 2040 Fund

NestEgg 2050 Fund

American Independence Financial Services, LLC shall pay compensation to American Yellowstone Advisors, LLC pursuant to section 3 of the Investment Sub-Advisory Agreement between said parties in accordance with the following annual percentage rates:

A pro rata portion of the advisory fee payable by the Funds representing the monthly average net assets of the equity growth portion of the Funds at a rate of 0.30% (net of any fee waivers and reimbursements).

DATED: _________________, 2011

APPENDIX C

BENEFICIAL OWNERS OF TRUST SHARES

As of January 20, 2011, the following persons owned of record or beneficially 5% or more of the following Funds:

Fund	Name and Address of Beneficial Owner	Shares Outstanding Owned	Percent of Fund by Class
NESTEGG FUND INSTITUTIONAL CLASS
	NFS LLC FEBO
	MARSHALL & ILSLEY TRUST CO NA
	FBO INTRUST BNK NJ DLY RCRDKPG
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638	1,727,401.966	97.41%
NESTEGG FUND CLASS A
	PERSHING LLC
	PO BOX 2052
	JERSEY CITY NJ 07303-2052	15,457.840	49.33%
	SSB&T CO
	CUST FOR THE IRA OF SANDRA C WHITWORTH
	16013 S DESERT FOOTHILLS PKWY #1090
	PHOENIX AZ 85048-8441	10,649.766	33.98%
	MG TRUST CUSTODIAN OR TRUSTEE
	WARD FEED YARD INC EMPLOYEE PROFIT
	700 17TH ST STE 300
	DENVER CO 80202-3531	3,059.493	9.76%
NESTEGG 2020 FUND INSTITUTIONAL CLASS
	NFS LLC FEBO
	MARSHALL & ILSLEY TRUST CO NA
	FBO INTRUST BNK NJ DLY RCRDKPG
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638	3,920,125.703	99.38%
NESTEGG 2020 FUND CLASS A
	MG TRUST CUSTODIAN OR TRUSTEE
	WARD FEED YARD INC EMPLOYEE PROFIT
	700 17TH ST STE 300
	DENVER CO 80202-3531	21,706.615	79.48%
	PERSHING LLC
	PO BOX 2052
	JERSEY CITY NJ 07303-2052	3,622.095	13.26%
NESTEGG 2030 FUND INSTITUTIONAL CLASS
	NFS LLC FEBO
	NFS FMTC FBO
	JOHN J PILEGGI ROLLOVER IRA
	335 MADISON AVE
	NEW YORK NY 10017-4611	3,422,208.278	99.21%
NESTEGG 2030 FUND CLASS A
	MG TRUST CUSTODIAN OR TRUSTEE
	WARD FEED YARD INC EMPLOYEE PROFIT
	700 17TH ST STE 300
	DENVER CO 80202-3531	69,607.577	95.70%
NESTEGG 2040 FUND INSTITUTIONAL CLASS
	NFS LLC FEBO
	NFS FMTC ROLLOVER IRA
	FBO JOHN J PILEGGI
	335 MADISON AVE, MEZZANINE
	NEW YORK NY 10017-4611	3,960,223.954	99.56%
NESTEGG 2040 FUND CLASS A
	MG TRUST CUSTODIAN OR TRUSTEE
	WARD FEED YARD INC EMPLOYEE PROFIT
	700 17TH ST STE 300
	DENVER CO 80202-3531	41,364.290	56.28%
	SSB&T CO C/F IRA R/O
	JAMES O VANARSDALE
	501 N MAIN ST
	MACKSVILLE KS 67557-9757	25,781.984	35.08%
	CHARLES SCHWAB TRUST CO CUST
	AMER INDEPENDENCE FINANCIAL 206045
	2423 E LINCOLN DR
	PHOENIX AZ 85016-1215	4,048.630	5.51%

NESTEGG 2040 FUND CLASS C
	PENSON FINANCIAL SERVICES, INC.
	FBO CLIENTS
	1700 PACIFIC AVE STE 1400
	DALLAS TX 75201-4609	962.987	100.00%
NESTEGG 2050 FUND INSTITUTIONAL CLASS
	NFS LLC FEBO
	MARSHALL & ILSLEY TRUST CO NA
	FBO INTRUST BNK NJ DLY RCRDKPG
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224	297,838.089	99.91%

NESTEGG 2050 FUND CLASS A
	CHARLES SCHWAB TRUST CO CUST
	FBO MUTUAL FUND CUSTOMERS
	101 MONTGOMERY ST
	SAN FRANCISCO CA 94104-415	873.741	78.17%

	MG TRUST CUSTODIAN OR TRUSTEE
	WARD FEED YARD INC EMPLOYEE PROFIT
	700 17TH ST STE 300
	DENVER CO 80202-3531	243.979	21.83%

D-1

D-2

PROXY

American Independence Funds Trust

NestEgg Fund

(formerly NestEgg 2010 Fund)

335 Madison Avenue, Mezzanine

New York, NY  10017

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

February 22, 2011

The undersigned hereby appoints John J. Pileggi, Eric M. Rubin and Theresa Donovan, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on February 22, 2011, at 335 Madison Avenue, Mezzanine, New York, NY  10017, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the Investment Sub-Advisory Agreement with Boyd Watterson Asset Management, LLC	[ ]	[ ]	[ ]
Proposal 2:	FOR	AGAINST	ABSTAIN
To approve the Investment Sub-Advisory Agreement with American Yellowstone Advisors, LLC	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

American Independence Funds Trust

NestEgg 2020 Fund

335 Madison Avenue, Mezzanine

New York, NY  10017

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

February 22, 2011

The undersigned hereby appoints John J. Pileggi, Eric M. Rubin and Theresa Donovan, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on February 22, 2011, at 335 Madison Avenue, Mezzanine, New York, NY  10017, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the Investment Sub-Advisory Agreement with Boyd Watterson Asset Management, LLC	[ ]	[ ]	[ ]
Proposal 2:	FOR	AGAINST	ABSTAIN
To approve the Investment Sub-Advisory Agreement with American Yellowstone Advisors, LLC	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

335 Madison Avenue, Mezzanine

New York, NY  10017

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

February 22, 2011

The undersigned hereby appoints John J. Pileggi, Eric M. Rubin and Theresa Donovan, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on February 22, 2011, at 335 Madison Avenue, Mezzanine, New York, NY  10017, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the Investment Sub-Advisory Agreement with Boyd Watterson Asset Management, LLC	[ ]	[ ]	[ ]
Proposal 2:	FOR	AGAINST	ABSTAIN
To approve the Investment Sub-Advisory Agreement with American Yellowstone Advisors, LLC	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

American Independence Funds Trust

NestEgg 2030 Fund

335 Madison Avenue, Mezzanine

New York, NY  10017

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

February 22, 2011

The undersigned hereby appoints John J. Pileggi, Eric M. Rubin and Theresa Donovan, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on February 22, 2011, at 335 Madison Avenue, Mezzanine, New York, NY  10017, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the Investment Sub-Advisory Agreement with Boyd Watterson Asset Management, LLC	[ ]	[ ]	[ ]
Proposal 2:	FOR	AGAINST	ABSTAIN
To approve the Investment Sub-Advisory Agreement with American Yellowstone Advisors, LLC	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

American Independence Funds Trust

NestEgg 2040 Fund

335 Madison Avenue, Mezzanine

New York, NY  10017

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

February 22, 2011

The undersigned hereby appoints John J. Pileggi, Eric M. Rubin and Theresa Donovan, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on February 22, 2011, at 335 Madison Avenue, Mezzanine, New York, NY  10017, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the Investment Sub-Advisory Agreement with Boyd Watterson Asset Management, LLC	[ ]	[ ]	[ ]
Proposal 2:	FOR	AGAINST	ABSTAIN
To approve the Investment Sub-Advisory Agreement with American Yellowstone Advisors, LLC	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

American Independence Funds Trust

NestEgg 2050 Fund

335 Madison Avenue, Mezzanine

New York, NY  10017

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

February 22, 2011

The undersigned hereby appoints John J. Pileggi, Eric M. Rubin and Theresa Donovan, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the separate investment series listed above (the “Fund”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on February 22, 2011, at 335 Madison Avenue, Mezzanine, New York, NY  10017, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the Investment Sub-Advisory Agreement with Boyd Watterson Asset Management, LLC	[ ]	[ ]	[ ]
Proposal 2:	FOR	AGAINST	ABSTAIN
To approve the Investment Sub-Advisory Agreement with American Yellowstone Advisors, LLC	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.